EXHIBIT 10.1

                     SUBORDINATED UNSECURED PROMISSORY NOTE
                                DATED MAY 4, 2007


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THIS SUBORDINATED  UNSECURED  PROMISSORY NOTE (THIS "NOTE") AND THE INDEBTEDNESS
EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF MAY 4, 2007 (AS AMENDED,
RESTATED   SUPPLEMENTED   OR  OTHERWISE   MODIFIED   FROM  TIME  TO  TIME,   THE
"SUBORDINATION AGREEMENT") AMONG GALAXY ENERGY CORPORATION, THE SUBORDINATED CREDITORS NAMED THEREIN, THE LENDERS NAMED THEREIN, AND PROMETHEAN ASSET MANAGEMENT L.L.C., TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS PROMISSORY NOTE (EACH A "HOLDER", AND COLLECTIVELY THE "HOLDERS"), BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.




         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (HEREINAFTER THE "1933 ACT") OR UNDER APPLICABLE STATE SECURITIES LAW (HEREINAFTER THE "STATE ACTS") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR HYPOTHECATED, WHETHER OR NOT FOR CONSIDERATION, BY THE HOLDER EXCEPT UPON ISSUANCE TO THE COMPANY OF A FAVORABLE WRITTEN OPINION OF COUNSEL FOR THE COMPANY OR UPON SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY TO THE EFFECT THAT ANY SUCH SALE, ASSIGNMENT, PLEDGE, TRANSFER OR HYPOTHECATION WILL NOT BE IN VIOLATION OF THE 1933 ACT OR THE STATE ACTS.


                            GALAXY ENERGY CORPORATION

                     SUBORDINATED UNSECURED PROMISSORY NOTE

May 4, 2007

$450,000.00                                                     Denver, Colorado

FOR VALUE RECEIVED, GALAXY ENERGY CORPORATION, a Colorado corporation (hereinafter the "Company") promises to pay to the order of BRUNER FAMILY TRUST UTD MARCH 28, 2005 (hereinafter the "Holder"), the principal sum of Four Hundred Fifty Thousand Dollars ($450,000.00), together with interest at the rate of eight percent (8.0%) per annum (hereinafter "Interest"), such principal and Interest to be payable ON THE LATER OF, (i) the date upon which all of the Senior Indebtedness (as defined in the Subordination Agreement) has been indefeasibly paid in full, and (ii) one hundred twenty (120) days from the date hereof, in each case, in lawful money of the United States of America, subject, however, to the restrictions contained in the Subordination Agreement. Holder shall advance the principal amount of this Note to the Company in one or more advances and interest shall accrue from the date of each such advance.



Galaxy Energy Corporation Subordinated Promissory Note - Page 1 of 4
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         1. EVENTS OF DEFAULT.

         If one or more of the following events (hereinafter "events of default") shall occur:

                  (a) default in the payment of any principal of or interest on this Note and the continuation of such default for a period of 10 days;

                  (b) breach of any covenant contained in this Note and the continuation of such breach for a period of 30 days or more after written notice thereof;

                  (c) the Company or any of its subsidiaries files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute (the "Code") or the entry by a court of competent jurisdiction of a decree or order adjudging the company or the subsidiary, as the case may be, a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the subsidiary under the Code or appointing a receiver, trustee or other similar official of the Company or the subsidiary or all or substantially all of its assets or the subsidiary's assets, or ordering the winding up or liquidation of its affairs or the subsidiary's affairs, and the continuation of such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (d) the institution by the Company or any of its subsidiaries or the consent to the institution by the Company or its subsidiary of proceedings to adjudicate the Company or its subsidiary a bankrupt or insolvent or the filing or consent by the Company or its subsidiary to the filing of a petition or answer seeking reorganization or relief under the Code, the consent by the Company or its subsidiary to the appointment of a receiver, trustee or other similar official of the Company or its subsidiary or of any substantial part of its property of its subsidiary's property, an assignment by the Company or its subsidiary for the benefit of creditors or the admission by the Company or its subsidiary in writing of its inability to pay its debts generally as they become due; or

                  (e) a default by the Company in any of its obligations under any other promissory note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

then, subject to the terms, provisions and restrictions contained in the Subordination Agreement, the Holder of this Note may, by written notice to the Company, declare the entire unpaid principal of and accrued and unpaid Interest on this Note to be due and payable and, upon such declaration, the same shall become due and payable forthwith without further demand or notice, the payment on such declaration, however, being subject to the subordination provisions of this Note.



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         2. MISCELLANEOUS.

                  2.1. All powers and remedies given by this Note to the Holder hereof shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other power or remedy or of any other powers and remedies available to the Holder hereof, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note. No delay or omission of the Holder hereof to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein. Every power and remedy given by this Note or by law to the Holder hereof may be exercised from time to time, and as often as shall be deemed expedient, by the Holder hereof, all subject, as hereinabove provided, to the payment of the principal of and the interest on this Note being expressly subordinated in right of payment to the prior payment in full of all Senior Indebtedness.

                  2.2. In addition to the payments provided for above, subject to the terms, provisions and restrictions contained in the Subordination Agreement, the Company agrees to pay all expenses incurred, including reasonable attorneys' fees, if this Note is placed in the hands of an attorney for
collection  or  if  it  is  collected  through   bankruptcy  or  other  judicial
proceedings.

                  2.3. The Company, to the extent permitted by law, waives notice, demand, presentment for payment, protest, the filing of suit or the taking of any other action by any Holder hereof for the purpose of fixing its liability hereon.

                  2.4. This Note has been executed and delivered in and shall be governed by and construed in accordance with the laws of the State of Colorado.
























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         IN WITNESS  WHEREOF,  the Company has executed  this Note under seal on the day and year first above written.

                                 GALAXY ENERGY CORPORATION


                                 By:  /s/ CHRISTOPHER S. HARDESTY
                                    --------------------------------------------
                                     Christopher S. Hardesty
                                     Chief Financial Officer




























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